EXHIBIT 10.10

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

SECOND AMENDMENT TO SPONSORED RESEARCH AGREEMENT

This second amendment (“Amendment 2”) to that certain Sponsored Research Agreement dated February 3, 2021 and last amended on February 4, 2022 (“Agreement”), is by and between Coya Therapeutics Inc. (“Company”) and The Methodist Hospital Research Institute dba Houston Methodist Research Institute (“HMRI”). This Amendment 2 is executed as of the last date of signature below but shall be effective as of February 4, 2022 (“Amendment 2 Effective Date”).

WHEREAS, Company and HMRI are parties to the Agreement pursuant to which HMRI is performing certain research activities;

WHEREAS, Company and HMRI desire to amend the Agreement to: (i) extend the Term for an additional one year period and (ii) add three additional years of funding to the Budget to allow work on the Research to continue for an additional three-year period; and

WHEREAS, the parties desire to amend the Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual agreement among the parties hereto, it is agreed as follows:

1.Amendment.

A.Definition. Definition 1.15 “Term” is hereby amended to extend the Agreement for an additional year. Accordingly, subsection 1.15 is hereby deleted and replaced in its entirety with the following:

“1.15 “Term” shall mean the period commencing on the Effective Date of this Agreement and terminating four (4) years thereafter, or if extended in accordance with its terms, terminating on the date specified in the extension.”

B.Exhibit B. Exhibit B included in the Agreement is hereby deleted in its entirety and replaced with Exhibit B-1 appended to this Amendment 2. Each mention in the Agreement of “Exhibit B” will now be deemed to be a reference to Exhibit B-1.

2.	Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

3.	It is understood and agreed that all other provisions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment 2 to be executed in duplicate counterpart original by their duly authorized representatives.

COMPANY		HMRI
By:	/s/ Howard Berman	By:	/s/ Edward A. Jones
Name:	Howard Berman	Name:	Edward A. Jones
Title:	CEO	Title:	President and CEO
Date:	6/28/22	Date:	7/3/2022

Read & Acknowledged:
		By:	/s/ Stanley Appel
		Name:	Stanley H. Appel, MD

		HM Legal Approved as To Form:	[***]

EXHIBIT B

Budget for Coya Therapeutics – [***]

	Funding Year 1	Funding Year 2	Funding Year 3	Funding Year 4
Description	2021	2022	2023	2024	Total

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
TOTAL	1,547,094.00	1,547,094.00	1,547,094.00	1,547,094.00	[***]

4